UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 20, 2016

MagnaChip Semiconductor Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o MagnaChip Semiconductor S.A. 1, Allée Scheffer, L-2520 Luxembourg, Grand Duchy of Luxembourg	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 45-62-62

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On January 20, 2016, MagnaChip Semiconductor Corporation (the “Company”) reached an agreement in principle with the plaintiff’s representatives to settle the shareholder derivative action captioned Bushansky v. Norby, et al., No. 1-15-CV-281284 (PHK) that is currently pending in the California Superior Court, Santa Clara County, against the Company and certain of its current and former officers and directors (the “Bushansky Action”). The parties entered into and filed a Stipulation of Settlement with the court on January 22, 2016, in which they agreed, among other things, that the Bushansky action would be dismissed with prejudice as part of the settlement of the action captioned Hemmingson, et al. v. Elkins, et al., No. 1-15-CV-278614 (PHK) (together with the Bushansky Action, the “Derivative Actions”). The principal terms of the Hemmingson settlement are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 12, 2016. The Derivative Actions are more fully described in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2015.

The proposed settlement of the Derivative Actions remains subject to stockholder notice, court approval and other customary conditions.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. All forward-looking statements included in this report, including expectations about the settlement of the Derivative Actions are based upon information available to the Company as of the date of this report, which may change, and the Company assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from the Company’s current expectations. Factors that could cause or contribute to such differences include the risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission, as well as the possibility that the court may materially alter or fail to approve the terms of the settlement in the term sheet. The Company assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: January 22, 2016	By:	/s/ Theodore Kim
Theodore Kim
Chief Compliance Officer, Executive Vice President, General Counsel and Secretary